                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                     0-16715
                             ----------------------
                             COMMISSION FILE NUMBER

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 JANUARY 3, 1997
                        ---------------------------------
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)


                           PHONETEL TECHNOLOGIES, INC.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   OHIO                          34-1462198
         ------------------------        --------------------------
         (STATE OF INCORPORATION)        (I.R.S. IDENTIFICATION NO.)


                               1127 EUCLID AVENUE
                            650 STATLER OFFICE TOWER
                           CLEVELAND, OHIO 44115-1601
               ---------------------------------------------------
               ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES


                                 (216) 241-2555
                          -----------------------------
                          REGISTRANT'S TELEPHONE NUMBER

PART I

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 1, 1997, PhoneTel Technologies., Inc. the Registrant (or "Company") completed the acquisition of Cherokee Communications, Inc., ("Cherokee" or "Sellers") whereby the Company, acquired 14,000 public pay telephones (located primarily in Texas, New Mexico, Utah, Montana and Colorado) of which approximately 726 were under contract waiting to be installed the equipment being on hand for substantially all of those phones, and parts and supplies inventory for a purchase price consisting of:

        Acquired installed and uninstalled pay telephones and
              locations under contract                             $52,847,750
        Non-competition agreement with three of the executives
              and owners of Cherokee who are now employees
              and officers of the Company.                           1,249,998
        Transaction cost                                             1,125,216
                                                                   -----------
                                                                    55,222,964

        Contingent consideration paid into escrow:
        Additional consideration payable if
              interstate operator service rate caps are
              not implemented during:
             1997 - payable on January 3, 1998                       3,000,000
             1998 - payable on January 3, 1999                       3,000,000
        Amount retained for "true-up" adjustments                    1,000,000
                                                                   -----------
        Total                                                      $62,222,964
                                                                   ===========

In addition, the Company acquired certain outstanding accounts receivable, including dial-around compensation, prepaids and deposits, and coin in the installed pay telephones aggregating $5,888,088, and assumed accounts payable, accrued expenses, and vehicle debt aggregating $3,407,961, both of which were adjustments to the purchase price above.

On January 14, 1997, the Company completed the acquisition of 1,250 installed public pay telephones (located in Texas) parts and supplies inventories and certain other assets of Texas Coinphone for a purchase price of approximately $3,700,000.

The Cherokee and Texas Coinphone acquisitions were recorded as purchases and the differences between the aggregate fair values of the tangibles assets acquired and the total purchase price, approximately $30,000,000, were recorded as acquired pay telephone location contracts and will be amortized over the estimated average remaining economic life of the acquired pay telephone location contracts. All purchase price allocations for the aquisitions are preliminary in nature and are subject to change within twelve months following each acquisition based on refinements as actual data becomes available.

The acquisitions of Cherokee and Texas Coinphone were completed using a portion of the net proceeds from the Company's debt and equity offerings completed on December 18, 1996. The Company sold 6,750,000 shares of its Common Stock, par value $0.01, ("Common Stock") to the public at $3.00 per share, or $20,250,000 before expenses (the "Company Equity Offering") and $125,000,000 aggregate principal amount of its 12% Senior Notes, due 2000, (the "Company Debt Offering").


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired. The following financial statements for Cherokee Communications, Inc. as of and for the years ended September 30, 1995 and 1994 are set forth in Exhibit 99.1 hence and incorporated herein by reference. The financial statements for the year ended September 30, 1996 will be filed by amendment to Form 8-K on or before February 15, 1997.

     1. Cherokee Communications, Inc.
        Audited Financial Statements:
           Independent Auditors' Report
           Balance Sheets as of September 30, 1995 and 1994
           Statements of Income for the years ended September 30, 1995, 1994 and 1993
           Statements of Cash Flows for the years ended September 30 1995, 1994, and 1993
           Notes to Financial Statements

(b) Pro Forma financial information. The following unaudited pro forma condensed financial statements as of and for the year ended December 31, 1995 and as of and for the nine months ended September 30, 1996 as set forth in
Exhibit 99.2 hence and incorporated herein by reference:

     1. Introduction to Unaudited Pro Forma Combined Condensed Financial Information.

     2. Cherokee Communications, Inc., Texas Coinphone, Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc., International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., World Communications, Inc., Public Telephone Corporation, and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1995.

     3. Cherokee Communications, Inc., Texas Coinphone, Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc., International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., World Communications, Inc., Public Telephone Corporation, and PhoneTel Technologies, Inc. - Footnotes to the Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1995.

     4. Cherokee Communications, Inc., Texas Coinphone, Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc., International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended September 30, 1996.

     5. Cherokee Communications, Inc., Texas Coinphone, Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc., International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., World Communications, Inc., Public Telephone Corporation, and PhoneTel Technologies, Inc. - Footnotes to the Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended September 30, 1996.

     6. Cherokee Communications, Inc., Texas Coinphone and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Balance Sheet at September 30, 1996.

     7. Cherokee Communications, Inc., Texas Coinphone and PhoneTel Technologies, Inc. - Footnotes to the Unaudited Pro Forma Combined Condensed Balance Sheet at September 30, 1996.

(c)  Exhibits

Exhibit No.         Document
-----------         --------
  10.1 Agreement and Plan of Merger dated as of November 21, 1996 among PhoneTel Technologies, Inc., PhoneTel CCI, Inc., Cherokee
        Communications, Inc. and all of the shareholders of Cherokee Communications, Inc. (Incorporated by reference from Amendment No. 2 to the Company's Registration Statement on Form SB-2, Registration No. 333-13767, filed December 12, 1996.)

  10.2 Amendment to Agreement and Plan of Merger dated as of December 31, 1996 among PhoneTel Technologies, Inc., PhoneTel CCI, Inc., Cherokee Communications, Inc., Bill H. Bailey, Jr., Edward L. Marshall, Jerry T. Beddow, C. Nelson Trimble, Berthel Fisher & Company Investments, Inc., Capital Southwest Corporation, Capital Southwest Venture Corporation, Banc One Capital Partners, L.P. (collectively the "Sellers"); and Bill
        H. Bailey, Jr. and J. Bruce Duty,
        as Seller Representatives.

  10.3 Escrow Agreement dated as of November 21, 1996 among Commerica Bank - Texas, as escrow agent, Cherokee Communications, Inc., Bill H. Bailey, Jr., and J. Bruce Duty, as duly authorized agents for all of the shareholders of Cherokee Communications, Inc., PhoneTel Technologies, Inc. and Bill H. Bailey, Jr., Jerry T Beddow, and Edward L. Marshall, individually. (Incorporated by reference from Amendment No. 2 to the Company's Registration Statement on Form SB-2, Registration No. 333-13767, filed December 12, 1996.)

  10.4 Asset Purchase Agreement dated January 13, 1997, among PhoneTel Technologies, Inc., an Ohio Corporation, Texas Coinphone, a Texas general partnership, Pete W. Catalena and Dennis H. Goehring.

  99.1  Financial Statements of Cherokee Communications, Inc. listed in Item
        7(a).

  99.2  Unaudited Pro Forma Financial Statements listed in Item 7(b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PhoneTel Technologies, Inc.
                                                 (Registrant)


Date: January 21, 1997                           By: /s/ Peter G. Graf
                                                 ------------------------------
                                                 Peter G. Graf
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                                Exhibit Index

Exhibit No.      Document
-----------      --------
     10.1        Agreement and Plan of Merger dated as of November 21, 1996 among PhoneTel Technologies, Inc., PhoneTel CCI, Inc.,
                 Cherokee Communications, Inc. and all of the shareholders of Cherokee Communications, Inc. (Incorporated by reference from
                 Amendment No. 2 to the Company's Registration Statement on
                 Form SB-2, Registration No. 333-13767, filed December 12,
                 1996.)

     10.2 Amendment to Agreement and Plan of Merger dated as of December 31, 1996 among PhoneTel Technologies, Inc., PhoneTel CCI, Inc., Cherokee Communcations, Inc., Bill H. Bailey, Jr., Edward L. Marshall, Jerry T. Beddow, C. Nelson Trimble, Berthel Fisher & Company Investments, Inc., Capital Southwest Corporation, Capital Southwest Venture Corporation, Banc One Capital Partners, L.P. (collectively the "Sellers"); and Bill H. Bailey, Jr. and J. Bruce Duty, as Seller Representatives.

     10.3 Escrow Agreement dated as of November 21, 1996 among Commercia Bank - Texas, as escrow agent, Cherokee Communications, Inc., Bill H. Bailey, Jr., and J. Bruce Duty, as duly authorized agents for all of the shareholders of Cherokee Communications, Inc., PhoneTel Technologies, Inc. and Bill H. Bailey, Jr., Jerry T. Beddow, and Edward L. Marshall, individually. (Incorporated by reference from Amendment No. 2 to the Company's Registration Statement on Form SB-2, Registration No. 333-13767, filed December 12, 1996.)

     10.4 Asset Purchase Agreement dated January 13, 1997, among PhoneTel Technologies, Inc., an Ohio Corporation, Texas Coinphone, a Texas general partnership, Pete W. Catalena and Dennis H. Goehring.

     99.1 Financial Statements of Cherokee Communications, Inc. as listed in Item 7(a)

     99.2        Unaudited pro forma financial statements as listed in Item
                 7(b)